UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 9, 2005
                                 --------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
                              ---------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    01-13612                  02-0398678
-------------------------------        --------                  ----------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
        incorporation)               File Number)            Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                           --------------------------
              (Address of principal executive offices and Zip Code)

                                  609-584-3000
                                  ------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

      On August 9, 2005, Congoleum Corporation, a Delaware corporation (the "Company"), issued a press release announcing its financial results for the three and six months ended June 30, 2005. The text of the press release is filed herewith as Exhibit 99, and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

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   EXHIBIT NO.                  DESCRIPTION
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       99          Press release, dated August 9, 2005.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 11, 2005                          Congoleum Corporation


                                               By: /s/ Howard N. Feist III
                                                   ---------------------------
                                               Name:  Howard N. Feist III
                                               Title: Chief Financial Officer